As filed with the Securities and Exchange Commission on February 19, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2004

CATELLUS DEVELOPMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31908 (Commission File Number)	94-2953477 (I.R.S. Employer Identification No.)

201 Mission Street, Second Floor, San Francisco, California	94105
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (415) 974-4500

Not applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits (Furnished Pursuant to Item 12).

99.1	Press Release of the Registrant, dated February 18, 2004, announcing the Registrant’s earnings for the year and quarter ended December 31, 2003.

99.2	Supplemental Financial Package for the quarter ended December 31, 2003.

Item 12.	Results of Operations and Financial Condition.

On February 18, 2004, the Registrant issued a press release announcing its earnings for the year and quarter ended December 31, 2003. Copies of this press release and the related supplemental financial package are attached as Exhibit 99.1 and Exhibit 99.2, respectively. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended, unless specified otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CATELLUS DEVELOPMENT CORPORATION

Dated February 18, 2004	By:	/s/ C. William Hosler

	Name:	C. William Hosler
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Document

99.1*	Press Release of the Registrant, dated February 18, 2004, announcing the Registrant’s earnings for the year and quarter ended December 31, 2003.

99.2*	Supplemental Financial Package for the quarter ended December 31, 2003.

*	Furnished herewith.